                                                                    Exhibit 99.1



                IN THE UNITED STATES BANKRUPTCY COURT
                FOR THE NORTHERN DISTRICT OF ILLINOIS
                          EASTERN DIVISION

                     Florsheim Group Inc. et al
               The Florsheim Shoe Store Company - West
            The Florsheim Shoe Store Company - Northeast
                Florsheim Occupational Footwear, Inc.
                        L.J. O'Neill Shoe Co.

                       Case Number 02 B 08209
                       (Jointly Administrated)

                      Monthly Operating Report
                           March 31, 2004

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


   CASE NAME:    FLORSHEIM GROUP INC.        CASE NO.       02 B 08209
                 -------------------                   -------------------


                            SUMMARY OF CASH ACCOUNTS


ENDING BALANCE IN:                                 02/29/04        03/31/04
                                                 ------------    ------------

    BT Commerical Concentration                  $          -    $          -

    Associated Bank                                 55,622.50       47,542.16

    BT Commercial Escrow                           144,008.24      144,008.24

    Shaw Gussis Fishman Glantz Wolfman &
       Towbin LLC - Preference Account             100,877.51      100,945.79

    Shaw Gussis Fishman Glantz Wolfman &
       Towbin LLC - Preference Account II          216,456.21      207,800.81
                                                 ------------    ------------
    TOTAL                                        $ 516,964.46    $ 500,297.00
                                                 ============    ============

                      IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                                 MARCH 31, 2004


                                  SHAW GUSSIS
  DATE                          PREFERENCE ACCT.
  ----                          ----------------

03/01/04                            $     -
03/02/04                                  -
03/03/04                                  -
03/04/04                                  -
03/05/04                              68.28 1)
03/06/04                                  -
03/07/04                                  -
03/08/04                                  -
03/09/04                                  -
03/10/04                                  -
03/11/04                                  -
03/12/04                                  -
03/13/04                                  -
03/14/04                                  -
03/15/04                                  -
03/16/04                                  -
03/17/04                                  -
03/18/04                                  -
03/19/04                                  -
03/20/04                                  -
03/21/04                                  -
03/22/04                                  -
03/23/04                                  -
03/24/04                                  -
03/25/04                                  -
03/26/04                                  -
03/27/04                                  -
03/28/04                                  -
03/29/04                                  -
03/30/04                                  -
03/31/04                                  -
                                    -------
TOTAL RECEIPTS                      $ 68.28
                                    =======


   1) Interest income.

                      IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                         CASH RECEIPTS - MARCH 31, 2004



                                                SHAW GUSSIS
  DATE                                      PREFERENCE ACCT. II
  ----                                      -------------------
03/01/04                                     $         -
03/02/04                                               -
03/03/04                                               -
03/04/04                                               -
03/05/04                                       18,000.00 1)
03/06/04                                               -
03/07/04                                               -
03/08/04                                               -
03/09/04                                               -
03/10/04                                               -
03/11/04                                               -
03/12/04                                               -
03/13/04                                               -
03/14/04                                               -
03/15/04                                               -
03/16/04                                               -
03/17/04                                               -
03/18/04                                               -
03/19/04                                               -
03/20/04                                               -
03/21/04                                               -
03/22/04                                               -
03/23/04                                               -
03/24/04                                               -
03/25/04                                           50.00 2)
03/26/04                                               -
03/27/04                                               -
03/28/04                                               -
03/29/04                                               -
03/30/04                                               -
03/31/04                                               -
                                             -----------
TOTAL RECEIPTS                               $ 18,050.00
                                             ===========


   1) Preference recovery.
   2) Restitution payment.

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                       CASH DISBURSEMENTS - MARCH 31, 2004





FLORSHEIM GROUP INC.                                             ASSOCIATED BANK
--------------------                                             ---------------

  DATE        CHECK NUMBER       PAYMENTS
  ----        ------------       --------
03/05/04         1215         Sonenberg & Anderson                   $   977.12
03/05/04         1216         FagelHaber LLC                           2,442.34
03/05/04         1217         Insty Prints                                91.28
03/05/04         1218         F. Terrence Blanchard                    4,419.60
03/08/04         1219         Ben Alvendia                               150.00
                                                                     ----------
         Total                                                       $ 8,080.34
                                                                     ==========


                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                       CASH DISBURSEMENTS - MARCH 31, 2004


                                                                     SHAW GUSSIS
                                                                  PREFERENCE ACCOUNT II
                                                                  ---------------------
  DATE       CHECK NUMBER   PAYMENTS
  ----       ------------   --------

03/03/04         1050       Mark Tunewicz                            $ 7,612.50
03/05/04         1051       F. Terrence Blanchard                      2,812.50
03/08/04         1052       Laura Kooy Reporting                         432.70
03/11/04         1053       Shaw Gussis Fishman                       14,002.35
03/11/04         1054       Iron Mountain Record Management              274.03
03/12/04         1055       Laura Kooy Reporting                         393.00
03/25/04         1056       Logan & Company                              811.37
03/25/04         1057       Esquire Deposition Services                  366.95
                                                                     -----------
                                                                     $ 26,705.40
                                                                     ===========

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC. / CASE NUMBER 02 B 08209
                                   MARCH 2004


BT COMMERCIAL CORPORATION
LOAN ACCOUNT


                                                            POST-PETITION
                                                                 LOAN
  DATE                 PAYMENTS          BORROWINGS             BALANCE
---------             -------------   ---------------       --------------
OPENING BALANCE                                              $7,101,059.88
03/01/04                 $ -               $ -                7,101,059.88
03/02/04                   -                 -                7,101,059.88
03/03/04                   -                 -                7,101,059.88
03/04/04                   -                 -                7,101,059.88
03/05/04                   -                 -                7,101,059.88
03/06/04                   -                 -                7,101,059.88
03/07/04                   -                 -                7,101,059.88
03/08/04                   -                 -                7,101,059.88
03/09/04                   -                 -                7,101,059.88
03/10/04                   -                 -                7,101,059.88
03/11/04                   -                 -                7,101,059.88
03/12/04                   -                 -                7,101,059.88
03/13/04                   -                 -                7,101,059.88
03/14/04                   -                 -                7,101,059.88
03/15/04                   -                 -                7,101,059.88
03/16/04                   -                 -                7,101,059.88
03/17/04                   -                 -                7,101,059.88
03/18/04                   -                 -                7,101,059.88
03/19/04                   -                 -                7,101,059.88
03/20/04                   -                 -                7,101,059.88
03/21/04                   -                 -                7,101,059.88
03/22/04                   -                 -                7,101,059.88
03/23/04                   -                 -                7,101,059.88
03/24/04                   -                 -                7,101,059.88
03/25/04                   -                 -                7,101,059.88
03/26/04                   -                 -                7,101,059.88
03/27/04                   -                 -                7,101,059.88
03/28/04                   -                 -                7,101,059.88
03/29/04                   -                 -                7,101,059.88
03/30/04                   -                 -                7,101,059.88
03/31/04                   -                 -                7,101,059.88
                         ---               ---
Total                    $ -               $ -
                         ===               ===

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


       CASE NAME:    FLORSHEIM GROUP INC.       CASE NO.        02 B 08209
                     --------------------                   -------------------


                          STATEMENT OF AGED RECEIVABLES

                                 MARCH 31, 2004

ACCOUNTS RECEIVABLE:

                            Beginning of Month Balance                $ 354,447
                                                                      ---------

                            Add: Sales on Account                             -
                                                                      ---------

                            Less: Collections                                 -
                                                                      ---------

                            Adjustments                                       -
                                                                      ---------

                            End of the Month Balance                  $ 354,447
                                                                      =========




    Note - All accounts receivable are fully reserved.

                            0-30      31-60         61-90          OVER 90        END OF MONTH
                            DAYS      DAYS          DAYS             DAYS            TOTAL
                            ----      -----         -----         ----------      ------------
                            $  -      $  -          $  -          $ 354,447        $ 354,447
                            ====      =====         =====         =========        =========



                     ACCOUNTS PAYABLE AGING - MARCH 31, 2004


                            0-30       31-60        61-90          Over 90        End of Month
                            Days       Days         Days             Days            Total
                            ----       -----        -----         ----------      ------------
Wholesale                 $ 29,515    $ 4,245      $ 31,996        $ 539,839       $ 605,595

Retail                           -          -             -           75,979          75,979

                          --------    -------      --------        ---------       ---------
Total                     $ 29,515    $ 4,245      $ 31,996        $ 615,818       $ 681,574
                          ========    =======      ========        =========       =========



* The aging is driven off the original invoice date, which does not reflect receipt of goods or services and accordingly the invoice due date.

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


    CASE NAME:     FLORSHEIM GROUP INC.     CASE NO.    02 B 08209
                   --------------------              -----------------


                                TAX QUESTIONNAIRE

                         FOR MONTH ENDED MARCH 31, 2004

Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

         1. Federal Income Taxes            Yes (x)            No (  )

         2. FICA withholdings               Yes (x)            No (  )

         3. Employee's withholdings         Yes (x)            No (  )

         4. Employer's FICA                 Yes (x)            No (  )

         5. Federal Unemployment Taxes      Yes (x)            No (  )

         6. State Income Taxes              Yes (x)            No (  )

         7. State Employee withholdings     Yes (x)            No (  )

         8. All other state taxes           Yes (x)            No (  )



If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of last payment.

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION



DECLARATION UNDER PENALTY OF PERJURY


I, F. Terrence Blanchard, acting as the duly authorized agent for the Debtor in Possession (Trustee) declare under the penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.




                                          /s/ F. Terrence Blanchard
                                          --------------------------------------
                                          For the Debtor In Possession (Trustee)


                                          Print or type name and capacity
                                          of person signing this
                                          Declaration:

                                          /s/ F. Terrence Blanchard
                                          --------------------------------------
                                          President and Chief Financial Officer
                                          Florsheim Group Inc.

DATED: April 13, 2004